UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                   1-13245                75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                75039
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule 14a-12  under the  Exchange Act(17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS




                                                                        Page

Item 1.01.  Entry into a Material Definitive Agreement................    3

Signature.............................................................    4






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                        PIONEER NATURAL RESOURCES COMPANY



Item 1.01.    Entry into a Material Definitive Agreement

     1. On February 14, 2006, the Compensation and Management Development Committee (the "Committee") of the Board of Directors of Pioneer Natural
Resources Company (the "Company") established objectives for 2006 bonuses payable in 2007 to the executive officers of the Company under the Company's Annual Incentive Bonus Plan (the "Plan"). 2006 bonus awards under the Plan will be based on the Committee's judgment regarding the Corporation's and the executive officer's performance in 2006, considering, among other things, the objectives. The corporate objectives include both financial and non-financial objectives. Financial objectives for 2006 include oil and gas production, operating expense levels, general and administrative expense levels, year-end indebtedness, finding costs, reserve replacement, return on equity, net asset value per share and total stockholder return. Another corporate objective is based on the Company's performance in the areas of safety and environmental. Other non-financial objectives for 2006 include various qualitative and quantitative measures that are intended to further align compensation with achieving the Company's corporate goals. Certain non- financial objectives vary by executive officer depending on his area of responsibility.

     2. On February 14, 2006, the Committee also determined the amount of cash bonuses payable to the Company's Chief Executive Officer and four most highly compensated executive officers other than its Chief Executive Officer, based on the Committee's assessment of 2005 performance. Determination of the most highly compensated executive officers is made by reference to total annual salary and bonus for 2005. The bonuses are payable in February 2006 and are described below:

         Named Executive Officer                 Amount of 2005 Cash Bonus
         -----------------------                 -------------------------

         Scott D. Sheffield                             $  948,750
         Timothy L. Dove                                   464,000
         A.R. Alameddine                                   247,000
         Chris J. Cheatwood                                247,000
         Danny L. Kellum                                   247,000

     3. On February 14, 2006, the Board of Directors of the Company approved adjustments to the compensation paid to non-employee directors of the Company. Commencing with the board year beginning at the Company's 2006 Annual Meeting of Stockholders, the annual retainer will increase from $40,000 to $50,000; the value of the annual equity award in will increase from $60,000 to $80,000; and the value of the initial equity award to new directors will increase from $125,000 to $150,000.



                                        3

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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PIONEER NATURAL RESOURCES COMPANY




Date:  February 21, 2006         By:  /s/ Darin G. Holderness
                                     --------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer



                                        4

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